United States
Securities and Exchange Commission
Washington, D.C. 20549

_________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                   February 26, 2008
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

             1-6479-1
 Commission File Number

                Delaware                                                                                              13-2637623
(State or other jurisdiction of                                                             (I.R.S. Employer Identification Number)
incorporation or organization)

666 Third Avenue
                New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

A copy of the press release that Overseas Shipholding Group, Inc. (the "Registrant") issued on February 26, 2008 announcing its financial results for the full year and fourth quarter ended December 31, 2007 is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

                  (d)    Exhibits

                  Exhibit No.          Description
                  99                         Press Release dated February 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                OVERSEAS SHIPHOLDING GROUP, INC.
                                                                                                             (Registrant)

Date: February 29, 2008                                          By:                 /s/James I. Edelson
                                                                                     Name:      James I. Edelson
                                                                                     Title:         General Counsel and Secretary

EXHIBIT INDEX

                               Exhibit No.                  Description
                               99                              Press Release dated February 26, 2008